UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2017 (January 18, 2017)

GLOBAL FUTURE CITY HOLDING INC.

(Exact name of registrant as specified in its charter)

Nevada	000-33519	98-0360989
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2 Park Plaza, Suite 400

Irvine, CA 92614

(Address of principal executive office)

(949) 769-3550

(Registrant's telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

This report amends the Form 8-K as filed with the Securities and Exchange Commission on February 10, 2017 to correct an inadvertent mistake regarding the titles of certain officers and directors.

Item 1.02	Termination of Material Definitive Agreement

On January 25, 2017, GX-Life Global, Inc., a Nevada corporation (“GX-Life”), a wholly owned subsidiary of Global Future City Holding, Inc. (the “Company”), terminated that certain Employment Agreement dated August 5, 2016, by and between GX-Life and Thomas Leffler whereby Mr. Leffler was appointed to serve as GX-Life’s Chief Executive Officer for a period of three years, starting from August 1, 2016, through August 1, 2019 (the “Employment Agreement”). Whereas, GX-Life believes it is in its best interests to terminate the Employment Agreement pursuant to section 3.1.4, effective immediately. The termination of the Employment Agreement was not the result of any disagreement between the Company and/or GX-Life, on the one hand, and Mr. Leffler, on the other hand, with respect to the Company or GX-Life’s policies and practices. The Employment Agreement was filed as Exhibit 10.16 to the Company’s Form 10-Q as filed with the Securities and Exchange Commission (the “Commission”) on August 19, 2016.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Thomas Leffler- Termination

On January 25, 2017, Mr. Thomas Leffler was terminated as the Chief Executive Officer of GX-Life, effective immediately. The information disclosed in Item 1.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Stephen Tucker – Termination

On January 18, 2017, Mr. Stephen Tucker was terminated as the Chief Financial Officer of GX-Life, the Company’s wholly-owned subsidiary, effective immediately. The termination was not the result of any disagreement with the Company or GX-Life on any matter relating to the Company or GX-Life’s operations, policies, or practices.

Michael Dunn – Appointment

On January 25, 2017, the Board of Directors of GX-Life appointed Mr. Michael Dunn, 65, as GX-Life’s Chief Executive Officer and Chief Financial Officer, and Mr. Dunn accepted such appointments. Mr. Dunn is also the sole Director of GX Life and the Company’s current President, Chief Operating Officer, Secretary, and sole Director.

The biography for Mr. Dunn was filed with the Commission as part of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Commission on April 13, 2016, and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL FUTURE CITY HOLDING INC.
Dated: February 13, 2017	By:	/s/ Michael Dunn
Michael Dunn
Chief Executive Officer, Chief Financial Officer